UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 13, 2024

Crescent Energy Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street, Suite 7200
Houston Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 332-7001
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On June 13, 2024, in connection with the Notes Offering (as defined below), Crescent Energy Company (NYSE: CRGY) (“Crescent” or “CRGY” or “our,” “us,” or “we”) provided certain updated disclosures to potential investors, the relevant excerpts of which are set forth below in Item 8.01 and are incorporated into this Item 2.02 by reference.
The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Item 7.01. Regulation FD Disclosure.
On June 13, 2024, Crescent Energy Finance LLC (“CE Finance”), a subsidiary of CRGY, issued a news release announcing that, subject to market conditions, CE Finance intends to offer (the “Notes Offering”) for sale in a private placement pursuant to Rule 144A and Regulation S under the Securities Act to eligible purchasers $750 million aggregate principal amount of Senior Notes due 2033. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In addition, the information contained in Item 2.02 and Item 8.01 of this Current Report is incorporated into this Item 7.01 by reference.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act, or the Exchange Act.
Item 8.01 Other Events.
On June 13, 2024, in connection with the Notes Offering, CRGY provided certain updated disclosures to potential investors, the relevant excerpts of which are set forth below.
******
A key tenet of our focused risk management effort is an active economic hedging strategy to mitigate near-term price volatility while maintaining long-term exposure to underlying commodity prices. Our hedging program limits our near-term exposure to product price volatility and allows us to protect the balance sheet and corporate returns through commodity cycles and return capital to investors. Future transactions may include price swaps whereby we will receive a fixed price for our production and pay a variable market price to the contract counterparty. Additionally, we may enter into collars, whereby we receive the excess, if any, of the fixed floor over the floating rate or pay the excess, if any of the floating rate over the fixed ceiling. As of May 31, 2024, our derivative portfolio had an aggregate notional value of approximately $1.5 billion. We determine the fair value of our oil and natural gas commodity derivatives using valuation techniques that utilize market quotes and pricing analysis. Inputs include publicly available prices and forward price curves generated from a compilation of data gathered from third parties.
In connection with the closing of the SilverBow Merger, we will assume SilverBow’s outstanding hedging arrangements. As of May 31, 2024, such derivative portfolio had an aggregate notional value of approximately $1.4 billion. The fair values of SilverBow’s swap contracts are computed using observable market data whereas SilverBow’s collar contracts are valued using a Black-Scholes pricing model.

The following table details our net volume positions by commodity as of May 31, 2024.

Production Period	Volumes	Weighted Average Fixed Price
	(in thousands)
Crude oil swaps – WTI (Bbls):
2024	5,496	$68.39
Crude oil swaps – Brent (Bbls):
2024	124	$73.34
Crude oil collars – WTI (Bbls):
2024	5,244	$63.16	—	$81.71
2025	2,738	$60.00	—	$79.42
2025(1)	1,460	$60.00	—	$85.00
Crude oil collars – Brent (Bbls):
2024	110	$65.00	—	$100.00
2025	365	$65.00	—	$91.61
Natural gas swaps (MMBtu):
2024	24,012	$3.69
Natural gas collars (MMBtu):
2024	10,700	$3.38	—	$4.56
2025	58,765	$3.00	—	$6.03
Crude oil basis swaps (Bbls):
2024	4,695	$1.51
2025	913	$1.80
Natural gas basis swaps (MMBtu):
2024	28,090	$(0.29)
2025	26,937	$(0.18)
Natural gas index swaps (MMBtu):
2024	1,840	$0.03
Calendar Month Average roll swaps (Bbls):
2024	4,766	$0.45
2025	1,460	$0.45
Total
__________________
(1)Represents outstanding crude oil collar options exercisable by the counterparty until December 16, 2024.

The following table details SilverBow’s net volume positions by commodity as of May 31, 2024.

Production Period	Volumes	Weighted Average Fixed Price
	(in thousands)
Crude oil swaps – WTI (Bbls):
2024	3,055	$76.60
2025	4,069	$72.61
2026	1,746	$69.00
Crude oil collars – WTI (Bbls):
2024	428	$63.36	—	$75.50
2025	466	$62.44	—	$73.45
2026	273	$64.00	—	$71.50
Natural gas swaps (MMBtu):
2024	32,200	$3.87
2025	55,205	$3.98
2026	41,745	$3.98
Natural gas collars (MMBtu):
2024	7,743	$3.89	—	$5.05
2025	12,804	$3.62	—	$4.60
NGL swaps (Bbls):
2024	1,156	$25.92
2025	1,460	$23.88
Crude oil basis swaps (Bbls):
2024	1,104	$1.49
2025	2,190	$1.77
Natural gas basis swaps (MMBtu):
2024	34,040	$(0.27)
2025	43,800	$(0.24)
Calendar Month Average roll swaps (Bbls):
2024	$1,104	$0.72
2025	$2,190	$0.45
Total
******
Summary reserve data based on NYMEX pricing
The following table provides our and SilverBow’s historical reserves, PV-0 and PV-10 as of December 31, 2023 using NYMEX pricing, individually and on a combined basis. We have included this reserve sensitivity in order to provide an additional method of presentation of the fair value of the assets and the cash flows that are expected to be generated from those assets based on the market’s forward-looking pricing expectations as of May 31, 2024. The historical 12-month U.S. Securities and Exchange Commission (“SEC”) pricing average does not reflect the oil and natural gas futures. We believe that the use of forward prices provides investors with additional useful information about our reserves, as the forward prices are based on the market’s forward-looking expectations of oil and natural gas prices as of a certain date, although we caution investors that this information should be viewed as a helpful alternative, not a substitute, for the data presented based on SEC pricing. In addition, we believe strip pricing provides relevant and useful information because it is widely used by investors in our industry as a basis for comparing the relative size and value of proved reserves to our peers and in particular addresses the impact of differentials compared with our peers. Our and SilverBow’s respective estimated historical reserves, PV-0 and PV-10 based on NYMEX pricing, were otherwise prepared on the same basis as our and SilverBow’s respective estimations based on SEC pricing reserves for the comparable period. Reserve estimates using NYMEX pricing are calculated using the internal systems of our management and have not been prepared or audited by an independent, third-party reserve engineer, but otherwise contain the same parameters, except for price and minor system differences.

	As of December 31, 2023
	Crescent(1)	SilverBow(2)	Total(3)
Net Proved Reserves:
Oil (MBbls)	237,800	93,449	331,249
Natural gas (MMcf)	1,410,191	1,717,389	3,127,580
NGLs (MBbls)	104,327	70,923	175,250
Total Proved Reserves (MBoe)	577,159	450,604	1,027,763
PV-0 (millions) (4)	$8,216	$6,105	$14,321
PV-10 (millions) (4)	$4,924	$2,851	$7,775
Net Proved Developed Reserves:
Oil (MBbls)	164,829	39,586	204,415
Natural gas (MMcf)	1,267,630	775,961	2,043,591
NGLs (MBbls)	90,166	38,499	128,665
Total Proved Developed Reserves (MBoe)	466,267	207,413	673,680
PV-0 (millions) (4)	$6,214	$3,427	$9,641
PV-10 (millions) (4)	$4,067	$1,948	$6,015
Net Proved Undeveloped Reserves:
Oil (MBbls)	72,971	53,863	126,834
Natural gas (MMcf)	142,561	941,428	1,083,989
NGLs (MBbls)	14,161	32,424	46,585
Total Proved Undeveloped Reserves (MBoe)	110,892	243,191	354,083
PV-0 (millions) (4)	$2,001	$2,679	$4,680
PV-10 (millions) (4)	$858	$902	$1,760
__________________
(1)Our NYMEX reserves, PV-0 and PV-10 were determined using NYMEX pricing, without giving effect to derivative transactions and were calculated based on settlement prices to better reflect the market expectations as of that date, as adjusted for our estimates of quality, transportation fees, and market differentials. The NYMEX reserves calculations are based on NYMEX pricing at closing on May 31, 2024 for oil and natural gas. The average adjusted product prices over the remaining lives of the properties are $64.49 per barrel of oil, $3.45 per Mcf of natural gas and $23.33 per barrel of NGLs as of May 31, 2024 for Crescent Energy Company. We believe that the use of forward prices provides investors with additional useful information about our reserves, as the forward prices are based on the market’s forward-looking expectations of oil and natural gas prices as of a certain date, although we caution investors that this information should be viewed as a helpful alternative, not as a substitute, for the data presented based on SEC pricing.
(2)SilverBow’s reserves, PV-0 and PV-10 were determined using NYMEX pricing, without giving effect to derivative transactions and were calculated based on settlement prices to better reflect the market expectations as of that date. The NYMEX reserves calculations are based on NYMEX pricing at closing on May 31, 2024 for oil and natural gas. The average adjusted product prices over the remaining lives of the properties are $66.37 per barrel of oil, $3.33 per Mcf of natural gas and $21.98 per barrel of NGLs as of May 31, 2024 for SilverBow. We believe that the use of forward prices provides investors with additional useful information about reserves estimates, as the forward prices are based on the market’s forward-looking expectations of oil and natural gas prices as of a certain date, although we caution investors that this information should be viewed as a helpful alternative, not as a substitute, for the data presented based on SEC pricing.
(3)Pro forma reserve data generally represents the arithmetic sum of the proved reserves, the standardized measure, PV-0 and PV-10 attributable to Crescent Energy Company and SilverBow. The proved reserves of SilverBow are based on its development plans and its reserve engineers’ reserve estimation methodologies. Because we will develop such proved reserves in accordance with our own development plan and, in the future, will estimate proved reserves in accordance with our own methodologies, the estimates presented herein for SilverBow may not be representative of our future reserve estimates with respect to these properties or the reserve estimates we would have reported if we had owned such properties as of December 31, 2023.

(4)Present value (discounted at PV-0 and PV-10) is not a financial measure calculated in accordance with GAAP because it does not include the effects of income taxes on future net revenues. Neither PV-0 nor PV-10 represent an estimate of the fair market value of our oil and natural gas properties. Our PV-0 measurement does not provide a discount rate to estimated future cash flows. PV-0 therefore does not reflect the risk associated with future cash flow projections like PV-10 does. PV-0 should therefore only be evaluated in connection with an evaluation of our PV-10 of discounted future net cash flows. We believe that the presentation of PV-0 and PV-10 is relevant and useful to our investors about the future net cash flows of our reserves in the absence of a comparable measure such as standardized measure. We and others in our industry use PV-0 and PV-10 as a measure to compare the relative size and value of proved reserves held by companies without regard to the specific tax characteristics of such entities. Investors should be cautioned that neither of PV-0 and PV-10 represent an estimate of the fair market value of our proved reserves. GAAP does not prescribe any corresponding measure for PV-10 of reserves based on pricing other than SEC pricing. As a result, it is not practicable for us to reconcile our PV-10 using NYMEX pricing to standardized measure as determined in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1	Press Release, dated June 13, 2024, announcing the Notes Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Legend Information
No Offer or Solicitation
This communication relates to the proposed Transaction between Crescent and SilverBow Resources, Inc. (“SilverBow”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Important Additional Information About the Transaction
In connection with the Transaction, on June 13 2024, Crescent filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Crescent Class A common stock to be issued in connection with the Transaction. The Registration Statement includes a joint proxy statement of Crescent and SilverBow and a prospectus of Crescent. The information in the Registration Statement is not complete and may be changed. Crescent and SilverBow may also file other documents with the SEC regarding the Transaction. After the Registration Statement is declared effective, a definitive joint proxy statement/prospectus will be mailed to the stockholders of Crescent and SilverBow. This document is not a substitute for the Registration Statement that has been and the joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or SilverBow may file with the SEC or mail to stockholders of Crescent or SilverBow in connection with the Transaction.
INVESTORS AND SECURITY HOLDERS OF CRESCENT AND SILVERBOW ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.
Investors and security holders will be able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or SilverBow through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at https://ir.crescentenergyco.com, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by

SilverBow will be made available free of charge on SilverBow’s website at https://sbow.com under the “Investor Relations” tab or by directing a request to Investor Relations, SilverBow Resources, Inc., 920 Memorial City Way, Suite 850, Houston, TX 77024, Tel. No. (281) 874-2700. The information included on, or accessible through, Crescent’s or SilverBow’s website is not incorporated by reference into this document.
Participants in the Solicitation Regarding the Transaction
Crescent, SilverBow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.
Information regarding Crescent’s directors and executive officers is contained in Crescent’s Annual Report on 10-K for the year ended December 31, 2023 filed with the SEC on March 4, 2024. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Crescent’s website at https://ir.crescentenergyco.com. Information regarding SilverBow’s executive officers and directors is contained in the proxy statement for SilverBow’s 2024 Annual Meeting of Stockholders filed with the SEC on April 9, 2024. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the SilverBow’s website at https://sbow.com.
Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, CRGY has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2024

CRESCENT ENERGY COMPANY

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel